EXHIBIT NO. 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of NUI Corporation (the "company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, A. Mark Abramovic, Chief Operating Officer and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)       the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)       the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/  A. Mark Abramovic

A. Mark Abramovic

Chief Operating Officer and

Chief Financial Officer

December 30, 2002